UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 10, 2004 (February 10, 2004)

Date of Report (Date of earliest event reported)

INTERPORE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22958	95-3043318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Technology Drive

Irvine, California 92618-2402

(Address of Principal Executive Offices)

(949) 453-3200

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Interpore International, Inc. press release dated February 10, 2004.*

*	This exhibit 99.1 is being furnished pursuant to Item 12, and is not deemed filed pursuant to Item 7.

ITEM 12. Results of Operations and Financial Condition

On February 10, 2004, Interpore International, Inc. (“Interpore”) issued a press release announcing financial results for its fiscal year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004	Interpore International, Inc.
(registrant)

	By:	/s/ RICHARD L. HARRISON
	Name:	Richard L. Harrison
	Its:	Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit
99.1	Interpore International, Inc. press release dated February 10, 2004.